DUKE MOUNTAIN RESOURCES, INC.

6805 Sundance Trail, Riverside CA 92506

Telephone: (951)-907-9911

NEWS RELEASE

December 21, 2011

Riverside, CA. Duke Mountain Resources, Inc., is pleased to announce the acquisition of a gold project in Pershing County Nevada. “The Tonya Property” hosts many characteristics of pathfinder elements including arsenic, antimony and mercury in the Triassic age sediments of the Grass Valley and Natchez Pass formations. The property exhibits many similarities with the nearby Florida Canyon and Standard open pit, heap leach mines with cumulative production in excess of 2 million ounces of gold.

The Tonya Property is located near the historic site of Mill City, approximately 40 miles northeast of Lovelock and 40 miles southeast of Winnemucca along US Interstate 80. It lies approximately 13 miles northeast of the Florida Canyon Mine, 16 miles northeast of the Standard Mine and 25 miles north of the Midway Gold Corp’s Spring Valley Discovery. The property consists of 17 unpatented lode-mining claims, the Tonya 521 through and inclusive of Tonya #538, which cover approximately 340 acres. The mineral rights are appropriated under US mining laws. The lands in the area of the property are split estate lands.

There are no mine workings or production history for the property. The Tonya claims were likely discovered during the late 1940’s when the nearby Standard Mine was being developed and put into production.  There was some exploration during the 1990’s. Billiton Minerals conducted two phases of exploration drilling in 1990 and 1991, completing 20 RC holes with a cumulative drilled footage of 5,985 feet.  Echo Bay Exploration subsequently followed up with exploration drilling in 1992 and 1993 completing 8 RC drill holes with combined footage of 3,530 feet. A total of 9,515 feet of RC style drilling has been completed on the Tonya property.

Our plan is to evaluate previous data and drill results and formulate a methodical exploration work program to conduct mapping, rock chip sampling, soil grid, geophysics and eventually a targeted drill program. We look forward to initiating a viable exploration strategy on the Tony Property through the expertise of our management and technical team.

ABOUT DUKE MOUNTAIN RESOURCES, INC.

Duke Mountain Resources, Inc., is a precious mineral exploration company focused on the acquisition and exploration of mineral claims in North America. With a well-focused management team along with technical expertise, we continually seek out new prospective properties and areas that may provide great success and growth for our Company.

SAFE HARBOUR STATEMENT

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENEDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXPECT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DICUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS.  STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE”, “ANTICIPATE”, “BELIEVE”, “PLAN”, OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO COMPLETE THE EXPLORATION PROGRAM OF THE TONYA PROPERTY AND THAT IT REPRESENTS A HIGH-QAULITY EXPLORATION OPORTUNITY. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH REGULATORY APRROVAL PROCESS, COMPETETIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPNAY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.